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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               CURRENT REPORT ON

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report August 14, 1995
               (Date of earliest event reported):  July 25, 1995



                        AMERICAN HEALTH PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)




         Delaware                      1-9381                   95-4084878
------------------------------------------------------------------------------
State or other jurisdiction           Commission               IRS Employer
     of incorporation                 File Number           Identification No.

6400 South Fiddler's Green Circle, Suite 1800
Englewood, Colorado                                             80111
-------------------                                             -----
(Address of Principal Executive Offices)                      (Zip Code)



                         Registrant's Telephone Number,
                      Including Area Code:  (303) 796-9793









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Item 5.  Other Events.

                 On July 25, 1995, the Company made a distribution (the "Distribution") of one depositary share ("Depositary Share") for every ten shares of the Company's common stock, $.01 par value ("Common Stock"), held of record on June 14, 1995. Each Depositary Share represents a one-tenth interest in one share of a new series of the Company's preferred stock, $.01 par value, designated as its "Psychiatric Group Preferred Stock." By way of issuance of the Psychiatric Group Preferred Stock, the Company sought to separate the economic attributes of the Company's portfolio of psychiatric hospital investments (the "Psychiatric Group") and the Company's core portfolio of investments (the "Core Group") into two distinct portfolios, with two distinct classes of publicly traded shares intended to represent those portfolios. The assets, liabilities and expenses of the Company have been allocated between the two portfolios. In addition to consolidated financial statements, the Company has published separate financial statements for each Group. Dividends and other payouts or distributions with respect to the Common Stock and the Psychiatric Group Preferred Stock are expected to be a function of the individual financial performance of the Core Group and the Psychiatric Group, respectively.

                 The outstanding Common Stock and Psychiatric Group Preferred Stock are part of the consolidated capital structure of the Company. Notwithstanding the allocation of assets and liabilities (including contingent liabilities), stockholders' equity and items of income, expense and cash flow between the Core Group and the Psychiatric Group for purposes of preparing their respective financial statements, the change in the capital structure of the Company effected by the Distribution does not affect the respective legal title to assets or responsibility for liabilities of the Company or any of its subsidiaries. The issuance of Psychiatric Group Preferred Stock does not affect the rights of creditors of the Company or any subsidiary, including rights under financing covenants. Each holder of the Company's Common Stock is a holder of an issue of capital stock of the entire Company and is subject to risks associated with an investment in the Company and all of its businesses, assets and liabilities.

                 Enclosed as Exhibit 1 is the Company's Registration Statement on Form 8-A, which describes the Distribution and the Psychiatric Group Preferred Stock in greater detail. Such registration statement has not been updated since June 29, 1995. In addition, enclosed as Exhibit 2 is the Certificate of Designations of Psychiatric Group Preferred Stock.


Item 7.  Financial Statements and Exhibits.

                 The following financial statements are included in the enclosed Exhibit 1:

                 (a) Consolidated Financial Statements of American Health Properties, Inc. and Subsidiaries

                       (i)        Report of Independent Public Accountants
                      (ii) Consolidated Statements of Operations for the Years Ended December 31, 1994, 1993 and 1992
                     (iii) Consolidated Balance Sheets as of December 31, 1994 and 1993





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                      (iv)        Consolidated Statements of Stockholders'
                                  Equity for the Years Ended December 31, 1994, 1993 and 1992
                       (v)        Consolidated Statements of Cash Flows for the
                                  Years Ended December 31, 1994, 1993 and 1992
                      (vi)        Notes to Consolidated Financial Statements
                     (vii)        Schedule III - Real Estate and Accumulated
                                  Depreciation

                 (b)      Core Group Financial Statements

                       (i)        Report of Independent Public Accountants
                      (ii) Core Group Combined Statements of Operations for the Years Ended December 31, 1994, 1993 and 1992
                     (iii)        Core Group Combined Balance Sheets as of
                                  December 31, 1994 and 1993
                      (iv)        Core Group Combined Statements of Total
                                  Attributed Equity for the Years Ended
                                  December 31, 1994, 1993 and 1992
                       (v) Core Group Combined Statements of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992
                      (vi)        Notes to Core Group Combined Financial
                                  Statements

                 (c)      Psychiatric Group Financial Statements

                       (i)        Report of Independent Public Accountants
                      (ii) Psychiatric Group Combined Statements of Operations for the Years Ended December 31, 1994, 1993 and 1992
                     (iii)        Psychiatric Group Combined Balance Sheets as
                                  of December 31, 1994 and 1993
                      (iv)        Psychiatric Group Combined Statements of
                                  Total Attributed Equity for the Years Ended
                                  December 31, 1994, 1993 and 1992
                       (v) Psychiatric Group Combined Statements of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992
                      (vi) Notes to Psychiatric Group Combined Financial Statements


                 (d)      Exhibits:

                        4.1 Certificate of Designations of Psychiatric Group Preferred Stock
                        23.1      Consent of Arthur Andersen LLP
                        99.1 Registration Statement on Form 8-A Relating To Psychiatric Group Preferred Stock (without exhibits)
                        99.2 Information Statement Relating To Psychiatric Group Preferred Stock





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, American Health Properties, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.



Dated:  August 14, 1995                  AMERICAN HEALTH PROPERTIES, INC.



                                         /s/ Joseph P. Sullivan
                                         ---------------------------------------
                                                    Joseph P. Sullivan
                                          President and Chief Executive Officer





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                                 EXHIBIT INDEX

Exhibit No.            Exhibit Description                           Page
-----------            -------------------                           ----

  4.1                 Certificate of Designations of
                        Psychiatric Group Preferred Stock
                        (without exhibits)

  23.1                Consent of Arthur Andersen LLP

  99.1                Registration Statement on Form 8-A to
                        Psychiatric Group Preferred Stock

  99.2                Information Statement Relating to
                        Psychiatric Group Preferred Stock